UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broadway, New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 12, 2013, Take-Two Interactive Software, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Company agreed to sell $250,000,000 aggregate principal amount of 1.00% Convertible Senior Notes due 2018 (the “Underwritten Notes”) and, at the option of the underwriters party to the Underwriting Agreement (the “Underwriters”), up to an additional $37,500,000 aggregate principal amount of such 1.00% Convertible Senior Notes due 2018 solely to cover over-allotments (the “Option Notes” and, together with the Underwritten Notes, the “Notes”) in a public offering (the “Offering”). The Company granted the Underwriters the option to purchase the Option Notes for a period of 30 calendar days from June 12, 2013. J.P. Morgan Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC are acting as joint book-running managers for the Offering. The Notes will be governed by an Indenture and a Supplemental Indenture to be entered into by and between the Company and The Bank of New York Mellon, as Trustee. The offering of the Notes and the common stock, par value $.01 per share, of the Company issuable upon conversion of the Notes has been registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-189246).

The description of the Underwriting Agreement in this Current Report is a summary only and is qualified in its entirety by reference to the terms of the Underwriting Agreement contained in the copy of such agreement attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

Convertible Notes Offering

On June 12, 2013, the Company issued a press release regarding its proposed registered offering of $250,000,000 in aggregate principal amount of convertible senior notes due 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Pricing of Convertible Notes Offering

On June 13, 2013, the Company issued a press release regarding the pricing of its registered offering of $250,000,000 in aggregate principal amount of its 1.00% Convertible Senior Notes due 2018. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

1.1	Underwriting Agreement, dated June 12, 2013, among Take-Two Interactive Software, Inc. and J.P. Morgan Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters listed on Schedule 1 thereto.

99.1	Press Release dated June 12, 2013 relating to Take-Two Interactive Software, Inc.’s plans to issue convertible senior notes.

99.2	Press Release dated June 13, 2013 announcing the pricing and other terms of $250,000,000 aggregate principal amount of Take-Two Interactive Software, Inc.’s 1.00% Convertible Senior Notes due 2018 in a registered offering under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Lainie Goldstein
Name:	Lainie Goldstein
Title:	Chief Financial Officer

Date: June 13, 2013

EXHIBIT INDEX

Exhibit

1.1	Underwriting Agreement, dated June 12, 2013, among Take-Two Interactive Software, Inc. and J.P. Morgan Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters listed on Schedule 1 thereto.

99.1	Press Release dated June 12, 2013 relating to Take-Two Interactive Software, Inc.’s plans to issue convertible senior notes.

99.2	Press Release dated June 13, 2013 announcing the pricing and other terms of $250,000,000 aggregate principal amount of Take-Two Interactive Software, Inc.’s 1.00% Convertible Senior Notes due 2018 in a registered offering under the Securities Act.